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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                08 June 2006

                                 Aqua Dyne Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)

DELAWARE                           0-32863                   33-0322627
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

23011 Mountan Parkway, Suite A-10, Laguna Hills, CA             92653
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  949/380-4033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS

Appointment of Company Secretary

In May 2006, the company's Board of Directors consisting of Paul Bailey and Gaylord Beeson approved the appointment of Mr Ian Lindsay Hutcheson as Company Secretary and Group Finance Consultant.

This appointment is consistent with the company's strategy to provide the framework to support the Board in managing its responsibilities.

Mr Hutcheson is a qualified Accountant (PNA) and Company Secretary (FCIS) and has spent the last 30 years engaged in Investment Banking and assisting technology companies commercialize.

It is the Board's view that this appointment will establish a strong base to ensure full corporate governance, controls and procedures.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Aqua Dyne Inc
                                             (Registrant)
Date 08 June 2006
                                             /s/ Paul Bailey
                                             -----------------------------
                                             (Signature)*
                                             Paul Bailey.